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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 33-56422, 33-80523, 33-85762, 33-93602, 333-11685,
33-88135, 333-85861, 333-40930, 333-49298, 333-106422, 333-110245, and
333-112011) of Electronics for Imaging, Inc. of our report dated March 5, 2004, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP

San Jose, California
March 15, 2004